Property, Plant and Equipment (Details) - USD ($) $ in Millions		6 Months Ended
		Jun. 30, 2016	Dec. 31, 2015
Property, Plant and Equipment
Property, Plant and Equipment, Transfers and Changes		$ 363
Gross Property, Plant and Equipment		3,608	$ 3,894
Accumulated depreciation	[1]	(475)	(427)
Net Property, Plant and Equipment		3,133	3,467
Gathering (a)
Property, Plant and Equipment
Gross Property, Plant and Equipment	[1]	1,368	1,700
Processing
Property, Plant and Equipment
Gross Property, Plant and Equipment		571	565
Terminalling and Transportation
Property, Plant and Equipment
Gross Property, Plant and Equipment		$ 1,669	$ 1,629

[1]	We recognized a decrease of $363 million to net property, plant and equipment as of January 1, 2016 as a result of the deconsolidation of RGS. See Note 4 for further discussion of the deconsolidation of RGS.